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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS



To the Board of Directors
Belden & Blake Corporation

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated February 21, 1997, in Amendment No. 1 to the Registration Statement (Form S-4, No. 333-33407) and related Prospectus of Belden and Blake Corporation for the registration of $225,000,000 of Senior Subordinated Notes.



                                                        ERNST & YOUNG LLP

Cleveland, Ohio
September 9, 1997